UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Summit Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Vote in Person or Virtually at the Meeting* May 18, 2022 8:00 AM CDT The Post Oak Hotel at Uptown Houston 1600 West Loop South Houston, TX 77027 www.virtualshareholdermeeting.com/SUM2022 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O SUMMIT MATERIALS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 SUMMIT MATERIALS, INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET You invested in SUMMIT MATERIALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022. D74455-P67253 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D74456-P67253 01) Joseph S. Cantie 02) Anne M. Cooney 03) Anne P. Noonan 04) Tamla Oates-Forney 1. Election of Directors Nominees: 2. Nonbinding advisory vote on the compensation of our named executive ofﬁcers for 2021. 3. Nonbinding advisory vote on the frequency of future nonbinding advisory votes on the compensation of our named executive ofﬁcers. 4. Ratiﬁcation of the appointment of KPMG LLP as our independent auditors for our ﬁscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For 1 Year For